Exhibit 99.1

EigenQ and Silicon Valley Acquisition Corp. Announce Approximately $45M Committed Financing to Support EigenQ’s Commercialization

Austin, Texas – September 18, 2026 – EigenQ, Inc. (“EigenQ”), an applied quantum technology company building the trusted infrastructure for the Quantum Era, and Silicon Valley Acquisition Corp. (“SVAQ”) (Nasdaq: SVAQ), a publicly traded special purpose acquisition company, today announced that EigenQ has entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional investor providing financing to support EigenQ’s commercialization plans.

The financing is comprised of approximately $45 million in the form of a convertible note, of which approximately $22.5 million was funded upfront with the remaining expected to fund at completion of the previously announced Business Combination between EigenQ and SVAQ. EigenQ expects to use the net proceeds of the financing to accelerate commercialization of its quantum-safe security portfolio, expand delivery capacity alongside its OEM and channel partners, continue R&D across quantum security, communications, networking and sensing, and for working capital and general corporate purposes.

Dr. José R. Rosas-Bustos, Chief Executive Officer of EigenQ. “Today’s announcement is a major milestone for EigenQ. It represents an important endorsement of what we have already built and our ability to bring together exceptional partners and institutions to participate in our story. This investment accelerates our mission to offer quantum solutions that can add significant value to companies in the post quantum world.”

Dr. Jesse Van Griensven Thé, Chairman of EigenQ, added, “We believe that our key strategic decisions of undertaking a capital-light approach through partnerships and building sustainable operations with optimal capital deployment have led us to our first institutional capital raise. We are excited to bring the EigenQ story to the public markets as this financing full funds us through cash flow breakeven.”

Dan Nash, Chief Executive Officer of SVAQ, said, “We believe that the quantum technology market represents a generational opportunity and EigenQ is well positioned to capture it. We remain excited to partner with EigenQ’s exceptional leadership team and the new investor as EigenQ moves towards the public markets.”

Building the Quantum Era Infrastructure

•	EigenQ develops quantum technologies designed to address critical challenges spanning cybersecurity, digital trust, AI infrastructure, communications, sensing, and advanced computing. Through a growing portfolio of intellectual property, strategic partnerships, and commercial products, EigenQ is building technologies intended to support multiple segments of the emerging quantum economy.

•	While the Company’s initial commercialization efforts are focused on quantum-resilient security and trusted infrastructure, EigenQ’s broader vision extends across a range of quantum-enabled technologies expected to shape future government, enterprise, industrial, and national-security systems.

Commercial Momentum and Anticipated Execution

●	EigenQ has focused on innovation and commercialization, translating years of research and development into deployable, market-ready solutions that are aligned with current regulatory requirements, customer needs, and procurement frameworks.

●	EigenQ has established strategic collaborations with leading global technology partners including HPE, AMD, WNC, and TD SYNNEX. Importantly, the Company has established pathways for technology integration, manufacturing scale, distribution, and deployment across both public and private sector environments. These technologies are designed to reduce barriers to implementation.

●	Initial commercialization efforts are focused on government, defense, and critical infrastructure markets, where regulatory requirements and security mandates are creating immediate demand. Subsequently, the Company expects to expand across enterprise infrastructure, artificial intelligence platforms, financial services, telecommunications, healthcare, industrial systems, and international markets.

Major Strategic Collaborations

●	TD SYNNEX & AMD: Announced a collaboration to help organizations evaluate and prepare AMD EPYC processor-based server environments for post-quantum security migration and phased infrastructure modernization.

●	WNC Corporation: Partnered to accelerate volume production and go-to-market strategies for quantum-safe servers, appliances, and edge devices.

●	HPE & Intel Ecosystem: Aligned technology integrations to support platform retrofitting, secure workload protection, and cryptographic agility across enterprise and public sectors.

The Business Combination

●	EigenQ announced a definitive business combination agreement with Silicon Valley Acquisition Corp. valuing the combined company at an estimated $3 billion enterprise value that would take the quantum technology company public on Nasdaq Global Market under the ticker symbol “EIGQ”, subject to shareholder approval, regulatory approvals and other customary closing conditions.

●	The Business Combination Agreement has been unanimously approved by the Board of Directors of SVAQ and the Board of Directors of EigenQ.

●	The proposed transaction, expected to close in the fourth quarter of 2026 pending shareholder and regulatory approvals, would provide EigenQ with additional access to capital while existing shareholders are expected to retain significant ownership stakes.

Advisors

Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC, is serving as Exclusive Financial Advisor, Lead Capital Markets Advisor and Sole Placement Agent to EigenQ. Ellenoff Grossman & Schole LLP is acting as legal counsel to EigenQ, Greenberg Traurig, LLP is acting as legal counsel to SVAQ and Reed Smith LLP is acting as legal counsel to Cohen & Company Securities, LLC. The Blueshirt Group is providing investor relations advisory services to EigenQ and AUM Media is providing investor relations advisory services to SVAQ.

About EigenQ

EigenQ is an applied quantum technology company building the trusted infrastructure for the Quantum Era. Headquartered in Texas, USA, the company develops and commercializes foundational technologies across quantum security, communications, networking and sensing — helping public and private sectors globally prepare for a future shaped by quantum computing and AI.

Working alongside a global ecosystem of OEMs, technology partners and industry leaders, EigenQ today delivers deployable, market-ready solutions that combine post-quantum cryptography, quantum-derived entropy, hardware-rooted trust, secure identity and cryptographic agility to strengthen existing digital infrastructure.

For more information, visit https://www.eigenq.com.

About Silicon Valley Acquisition Corp.

Silicon Valley Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

Media Contacts

EigenQ Media Relations
Contact@EigenQ.com

EigenQ Investor Relations
IR@EigenQ.com

Important Information About the Proposed Business Combination and Where to Find It

This communication relates to a proposed business combination transaction (“Business Combination”) between EigenQ and SVAQ. The proposed Business Combination will be submitted to the shareholders of SVAQ for their consideration. A draft registration statement on Form S-4 (as may be amended or supplemented, the “Registration Statement”) has been submitted for review by the SEC, to be followed by a publicly-filed Registration Statement, which will include preliminary and definitive proxy statements to be distributed to SVAQ’s shareholders in connection with SVAQ’s solicitation for proxies for the vote by SVAQ’s shareholders in connection with the proposed Business Combination and other matters as described in the Registration Statement, as well as a prospectus relating to the securities to be issued in connection with the completion of the proposed Business Combination. After the Registration Statement has been filed and declared effective by the SEC, SVAQ will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed Business Combination.

SVAQ’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement/prospectus and any amendments thereto and, once available, the definitive proxy statement/prospectus in connection with SVAQ’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve, among other things, the proposed Business Combination, because these documents will contain important information about SVAQ, EigenQ, PubCo and the proposed Business Combination. This press release does not contain all the information that should be considered concerning the Business Combination and other matters and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. SVAQ and EigenQ may also file other documents with the SEC regarding the Business Combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement/prospectus, once available, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by SVAQ, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Silicon Valley Acquisition Corp., 228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301.

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY, NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE PROPOSED BUSINESS COMBINATION PURSUANT TO WHICH ANY SECURITIES ARE TO BE OFFERED OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the proposed Business Combination and the parties thereto. All statements contained in this press release other than statements of historical fact, including, without limitation, statements regarding the proposed Business Combination between SVAQ and EigenQ; the anticipated benefits and timing of the proposed Business Combination; expected trading of PubCo securities on Nasdaq; PubCo’s potential future financial performance; PubCo and EigenQ’s ability to execute the Company’s business strategy; EigenQ’s market opportunity and positioning; and other statements regarding the transaction parties’ intentions, beliefs, or expectations with respect to the Pubco’s future performance, are forward-looking statements. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of EigenQ’s and SVAQ’s management and are not predictions of actual performance.

These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of EigenQ and SVAQ. These forward-looking statements are subject to a number of risks and uncertainties, including (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed Business Combination; (2) the outcome of any legal proceedings that may be instituted against EigenQ or SVAQ, PubCo or others following the announcement of the proposed Business Combination; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the shareholders SVAQ or stockholders of EigenQ or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the proposed Business Combination; (5) the ability to meet and, after closing, maintain stock exchange listing standards in connection with or following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of EigenQ as a result of the announcement and consummation of the proposed Business Combination; (7) EigenQ’s ability to scale and grow its business, and the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, Pubco’s and the Company’s ability to successfully execute EigenQ’s business plans, deploy products and services that are accepted in the marketplace, grow and manage growth, maintain relationships with customers, and retain the services of management and key employees, as well as by numerous other factors including, without limitation, the timeline and scope of governmental mandates applicable to EigenQ’s business, competition, and further developments in quantum computing technology; (8) risks that the Business Combination disrupts EigenQ’s current plans and operations; (9) the ability to implement business plans, identify and realize additional opportunities, and meet or exceed management’s current expectations for EigenQ’s business; (10) political, social or economic instability, including in emerging markets, such as the Middle East and other countries in which EigenQ, PubCo, relevant OEMs and other channel participants and customers of some or all of the foregoing operate or plan to operate; (11) risks relating to product development and commercialization timing, OEM integration, customer adoption and strategic participant and manufacturer, supplier and distribution relationships; (12) EigenQ’s ability to maintain and recognize benefits from its existing strategic relationships; (13) costs related to the proposed Business Combination; (14) changes in applicable laws or regulations; (15) changes in government mandates, requirements and standards as they relate to quantum security and infrastructure; (16) EigenQ’s estimates of expenses and capital needs and related management assumptions regarding, among other matters, the potential timeline to consummate the proposed transaction, shareholder redemptions and transaction consideration or other adjustments; (17) any downturn or volatility in economic conditions; (18) changes in the competitive environment affecting EigenQ or its customers, including EigenQ’s inability to introduce new products or technologies; (19) the impact of pricing pressure and erosion; (20) supply chain risks; (21) risks to EigenQ’s ability to protect its intellectual property and avoid infringement by others, or claims of infringement against EigenQ or PubCo; (22) the possibility that EigenQ, SVAQ and Pubco may be adversely affected by other economic, business and/or competitive factors; (23) EigenQ’s estimates of the Company future potential performance; (24) risks related to the fact that SVAQ is incorporated in the Cayman Islands and governed by Cayman Islands law; (25) and other factors discussed in SVAQ’s Annual Report on Form 10-K filed with the SEC on March 31, 2026, under the heading “Risk Factors”, and subsequent Quarterly Reports on Form 10-Q, the Registration Statement on Form S-4, once publicly-filed with the SEC and proxy statement/prospectus included therein, or other documents that will be filed with the SEC. If any of these risks materialize or our assumptions with respect thereto prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither EigenQ nor SVAQ presently knows or that EigenQ and SVAQ currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect EigenQ’s and SVAQ’s expectations, plans, beliefs or forecasts of future events as of the date of this press release. EigenQ and SVAQ anticipate that subsequent events and developments will cause EigenQ’s and SVAQ’s assessments to change. However, while EigenQ and SVAQ may elect to update these forward-looking statements at some point in the future, EigenQ and SVAQ specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing EigenQ’s and SVAQ’s assessments as of any date after the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed Business Combination. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This press release is not, and under no circumstances is to be construed as, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended (the “Securities Act”), or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser of securities to avail itself of any exemption under the Securities Act.

Participants in Solicitation

SVAQ, EigenQ and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from SVAQ’s shareholders in connection with the proposed Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of SVAQ’s shareholders in connection with the proposed Business Combination will be set forth in SVAQ’s proxy statement/prospectus when it is filed with the SEC. You can find more information about SVAQ’s directors and executive officers in SVAQ’s Annual Report on Form 10-K filed with the SEC on March 31, 2026. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement/prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

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